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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-12

Madison Strategic Sector Premium Fund
(Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5) Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913 (04-05)

Madison Strategic Sector Premium Fund
550 Science Drive
Madison, WI 53711

Notice of Annual Meeting of Shareholders

To be held on July 21, 2008

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of the Madison Strategic Sector Premium Fund (the "Fund") that the annual meeting of shareholders of the Fund (the "Annual Meeting") will be held at the offices of the Fund, 550 Science Drive, Madison, WI 53711, on Tuesday, July 21, 2008, at 2:30 p.m. (Central time). The Annual Meeting is being held for the following purpose:

1. To elect two Trustees as Class III Trustees to serve until the Fund's 2011 annual meeting of shareholders or until a successor shall have been elected and qualified.

THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

The Board has fixed the close of business on June 5, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone or the internet so you will be represented at the Annual Meeting.

By order of the Board of Trustees

(signature)

W. Richard Mason, Secretary of the Fund
Madison, Wisconsin
June 10, 2008

It is important that your shares be represented at the annual meeting in person or by proxy. Whether or not you plan to attend the annual meeting, please vote by telephone, internet or mail.  If voting by mail, please sign, date and return the enclosed proxy card in the accompanying postage-paid envelope.  If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy. Your vote is extremely important.  No matter how many or how few shares you own, please send in your proxy card (or vote by telephone or through the internet pursuant to the instructions contained on the proxy card) today.

Madison Strategic Sector Premium Fund
Proxy Statement
For
Annual Meeting of Shareholders
To Be Held on July 21, 2008

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 800-767-0300.

This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of the Madison Strategic Sector Premium Fund (the "Fund") in connection with the solicitation by the Board of Trustees of the Fund (the "Board") of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Monday, July 21, 2008, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711 at 2:30 p.m. (Central time). This Proxy Statement and the enclosed proxy card are first being sent to the Fund's shareholders on or about June 10, 2008.

If you attend the annual meeting and wish to vote in person, you will be able to do so and your vote at the annual meeting will revoke any proxy you may have submitted. Merely attending the annual meeting, however, will not revoke any previously submitted proxy.

The Fund will furnish, without charge, a copy of the Fund's most recent Annual Report and Semi-Annual Report to any shareholder upon request. Requests should be directed to Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711, or by calling, toll-free, 800-767-0300.

- Why is a shareholder meeting being held?

Because the common shares of the Fund are listed on the New York Stock Exchange (the "NYSE"), which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

- What proposal will be voted on?

Shareholders of the Fund are being asked to elect two Trustees as Class III Trustees to serve until the Fund's 2011 annual meeting of shareholders or until successors shall have been elected and qualified (the "Proposal").

- Will your vote make a difference?

YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

- Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Monday, July 21, 2008, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting. The Notice of Annual Meeting, the proxy and this Proxy Statement are being mailed on or about June 10, 2008.

- How does the Board recommend that shareholders vote on the proposal?

The Board recommends that you vote "for" the Proposal.

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 2
Annual Meeting July 21, 2008

- Who is eligible to vote?

Shareholders of record of the Fund at the close of business on June 5, 2008 are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Board's recommendation.

If any other business is brought before the Annual Meeting, your shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

- How many shares of the Fund were outstanding as of the Record Date?

At the close of business on June 5, 2008, the Fund had 5,798,291 Common Shares outstanding.

THE PROPOSAL: TO ELECT TRUSTEES

The Trustees of the Fund are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Shareholders are being asked to elect Mr. Frank E. Burgess and Mr. Lorence D. Wheeler as Class III Trustees at the Annual Meeting.  Assuming the nominees are elected at the Annual Meeting, the Board will be constituted as follows:

Class I Trustee

-Mr. Philip E. Blake is the sole Class I Trustee. It is currently anticipated that the Class I Trustee will next stand for election at the Fund's 2009 annual meeting of shareholders.

Class II Trustees

-Mr. James R. Imhoff, Jr. and Ms. Katherine L. Frank are the Class II Trustees.   It is currently anticipated that the Class II Trustees will next stand for election at the Fund's 2010 annual meeting of shareholders.

Class III Trustees

-Mr. Frank E. Burgess and Mr. Lorence D. Wheeler are the Class III Trustees. They are standing for election at the Annual Meeting. It is currently anticipated that the Class III Trustees will stand for election again at the Fund's 2011 annual meeting of shareholders.

Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each Class III Trustee will hold office for three years or until their successors shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms. Each Class III Trustee nominee is currently a Trustee of the Fund. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class III Trustee nominees named above. Each Class III Trustee nominee has indicated that they have consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 3
Annual Meeting July 21, 2008

Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund's investment adviser, Madison Asset Management, LLC and Madison Investment Advisors, Inc. (together, "Madison" (the "Investment Adviser")) and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees"). The Fund is part of a fund complex (referred to herein as the "Fund Complex") comprised of 12 open-end (mutual) funds and the Fund, a closed-end fund. The business address of each Trustee and officer of the Fund is c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen (3)	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Since 2005 (2)	Private investor; retired President and CEO of Madison Newspapers, Inc. and Vice President, Lee Enterprises Incorporated; managing partner of Forecastle, Inc. (2000- present).	13	Madison Newspapers, Inc.; Forecastle, Inc., and Nerites, Inc.; Trustee of Madison/ Claymore Covered Call Fund
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 1944	Trustee	Since 2005 (2)	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	13	Park Bank; Trustee of Madison/ Claymore Covered Call Fund
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1938	Trustee	Since 2005 (1)(2)	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	13	Grand Mountain Bank, FSB; Grand Mountain Bancshares, Inc.; Trustee of Madison/ Claymore Covered Call Fund

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen (3)	Other Directorships Held
Frank E. Burgess (4) 550 Science Drive Madison, WI 53711 Born 1942	Trustee and Vice President	Since 2005 (1)(2)	Founder, President and Director of Madison Investment Advisors, Inc., President of Madison Asset Management, LLC	13	Capital Bankshares, Inc., Santa Barbara Community Bancorp and Outrider Foundation, Inc.; Trustee of Madison/ Claymore Covered Call Fund
Katherine L. Frank (4) 550 Science Drive Madison, WI 53711 Born 1960	Trustee (2) and President	President since 2005, Trustee since 2006 (2)	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Asset Management, LLC and President of funds in the fund complex	8	None

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 4
Annual Meeting July 21, 2008

Officers

The following information relates to the executive officers of the Fund who are not Trustees. The officers are appointed by the Trustees and serve until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers or employees of Madison or affiliates of Madison and may receive compensation in such capacities.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 1959	Vice President	Indefinite Term since March 2005	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC and Vice President of funds in the fund complex
Ray DiBernardo 550 Science Drive Madison, WI 53711 Born 1962	Vice President	Indefinite Term since March 2005	Principal and Vice President of Madison Investment Advisors, Inc.
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 1960	Secretary, General Counsel and Chief Compliance Officer	Indefinite Terms since March 2005	Principal of Mosaic Funds Distributor, LLC; General Counsel and Chief Compliance Officer for Madison Investment Advisors, Inc., Madison Scottsdale, LC, Madison Asset Management, LLC and Madison Mosaic, LLC and Secretary, General Counsel and Chief Compliance Officer of funds in the fund complex.
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 1969	Treasurer and Chief Financial Officer	Indefinite Term since March 2005	Vice President of Madison Mosaic, LLC and Chief Financial Officer of funds in the fund complex

(1) Nominee for election as a Trustee at the Annual Meeting.

(2) Each Trustee serves a three year term concurrent with the class of Trustees for which he or she serves.

(3) The Fund complex is comprised of 12 open-end (mutual) funds and the Fund, a closed-end fund.

(4) Each of Mr. Burgess and Ms. Frank serve as an officer of Madison.  Since Madison serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the 1940 Act.

- Does the Board have any Committees?

Yes. The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

Audit Committee

The Board has an Audit Committee, composed of Philip E. Blake, James R. Imhoff, Jr. and Lorence D. Wheeler. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund's independent registered public accounting firm.

The Audit Committee presents the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 5
Annual Meeting July 21, 2008

Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal period.

The Audit Committee is governed by a written charter, which was initially approved by the Board on March 2, 2005 (the "Audit Committee Charter").  In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement.   The Fund's Audit Committee Charter was last filed as an attachment to the Fund's 2006 proxy statement.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee, which performs the functions set forth in the Fund's Nominating and Governance Committee Charter. The Nominating and Governance Committee is composed of Philip E. Blake, James R. Imhoff, Jr., and Lorence D. Wheeler, each of whom is an Independent Trustee and is "independent" as defined by New York Stock Exchange listing standards.

The Nominating and Governance Committee is governed by a written charter (the "Nominating and Governance Committee Charter").  In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement.  The Fund's Nominating and Governance Committee Charter was last filed as an attachment to the Fund's proxy statement in 2006.

As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Nominating and Governance Committee Charter, filed as an attachment to the Fund's 2006 proxy statement.

The shareholder recommendation must be sent to the Fund's Secretary, c/o Madison Asset Management, LLC, 550 Science  Drive, Madison, Wisconsin 53711.

- Does the Fund have a policy with respect to the attendance of Trustees at the Annual Meeting?

It is the Fund's policy to encourage Trustees to attend annual meetings.

- How can the Fund's shareholders send communications to the Trustees?

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund's Secretary, c/o Madison Asset Management, LLC, 550 Science Drive, Madison, Wisconsin 53711.

- How large a stake do the Trustees have in the Fund?

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 6
Annual Meeting July 21, 2008

As of June 5, 2008, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex*
Independent Trustees
Philip E. Blake	Over $100,000	Over $100,000
James R. Imhoff Jr.	$50,001 - $100,000	Over $100,000
Lorence D. Wheeler	$25,001 - $50,000	Over $100,000
Interested Trustees
Frank E. Burgess	Over $100,000	Over $100,000
Katherine L. Frank	$25,001 - $50,000	Over $100,000

*The Fund Complex is comprised of 12 open-end (mutual) funds and the Fund, a closed-end fund.

As of June 5, 2008, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

- How often do the Trustees meet?

Four meetings of the Board were held during the Fund's fiscal year ended December 31, 2007. Four meetings of the Fund’s Audit Committee and the Fund’s Nominating and Governance Committee were held during the Fund's fiscal year ended December 31, 2007.

Each Trustee attended all (100%) of the meetings of the Board (and any committee thereof on which he serves) held during the Fund's last fiscal year ended December 31, 2007.

- What are the Trustees paid for their services?

The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Madison or its affiliates. The following table provides information regarding the compensation of the Fund's Trustees for its most recently completed fiscal year. The Fund does not accure or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

The Fund's Trustees were compensated as follows:

Trustee	Aggregate Estimated Compensation from the Fund	Total Estimated Compensation from the Fund and Fund Complex (1) Paid to Trustees
Philip Blake	$6,000	$24,000
Frank E. Burgess	0	0
Katherine L. Frank	0	0
James R. Imhoff, Jr.	$6,000	$24,000
Lorence D. Wheeler	$6,000	$24,000

(1) The Fund Complex is comprised of 12 open-end (mutual) funds and the Fund, a closed-end fund.

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 7
Annual Meeting July 21, 2008

THE BOARD OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

The cost of soliciting proxies will be borne by the Fund, subject to the overall cap on Fund expenses beyond which costs are borne by Madison. In addition, certain officers, directors and employees of the Fund and Madison may solicit proxies by telephone or mail (none of whom will receive additional compensation for doing so).

Information regarding how to vote via telephone or internet is included on the enclosed proxy card. The affirmative vote of a majority of the shares present at the Annual Meeting at which a quorum (i.e., a majority of the shares entitled to vote on the Proposal) is present is necessary to approve the Proposal. The holders of the Fund's common shares will have equal voting rights (i.e. one vote per share).  Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as shares present at the Annual Meeting for quorum purposes. However, abstentions and broker non-votes will have no effect on the outcome of the vote on the Proposal.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a proxy card, it will be voted FOR the proposal specified on the proxy card. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board has fixed the close of business on June 5, 2008 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on by the Fund for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

Investment Advisor

Madison Asset Management, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc., is the Fund's investment adviser and is responsible for making investment decisions with respect to the investment of the Fund's assets. Madison is located at 550 Science Drive, Madison, Wisconsin 53711. Madison and its affiliated entities act as investment manager for one other closed-end investment company and as investment adviser to individuals, corporations, pension funds, endowments, insurance companies and mutual funds with billions of dollars in assets under management among all such entities.

Independent Registered Public Accountant

Grant Thornton, LLP ("GT") has been selected as the independent registered public accountant by the Audit Committee of the Fund and approved by a majority of the Fund's Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund's fiscal year ended in 2006 and fiscal year ending in 2007. The Fund does not know of any direct or indirect financial interest of GT in the Fund.

Representatives of GT will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Administrator

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 8
Annual Meeting July 21, 2008

Madison Investment Advisors, Inc., an affiliate of the Investment Adviser (together referred to as "Madison"), performs certain accounting and other administrative services pursuant to a Services Agreement.

Audit Fees

The aggregate fees billed to the Fund by GT for professional services rendered for the audit of the Fund's annual financial statements for the Fund's fiscal year ended December 31, 2007 were $25,000 and for the fiscal year ended December 31, 2006 were $23,000.

Audit-Related Fees

The aggregate fees billed by GT and approved by the Audit Committee of the Fund for the Fund's fiscal years ended December 31, 2007 and 2006 for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements were $0 and $800, respectively (such fees relate to services rendered, and out of pocket expenses incurred, in connection with Fund registration statements, comfort letters and consents). GT did not perform any other assurance and related services that were required to be approved by the Fund's Audit Committee for such period.

Tax Fees

The aggregate fees billed by GT and approved by the Audit Committee of the Fund for the Fund's fiscal years ended December 31, 2007 and 2006 for professional services rendered for tax compliance, tax advice, and tax planning were $0 and $0, respectively (such fees relate to tax services provided by GT in connection with the Fund's tax calculations and tax-related advice for planning purposes). GT did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund's Audit Committee for such period.

All Other Fees

Other than those services described above, GT did not perform any other services on behalf of the Fund for the Fund's fiscal years ended December 31, 2007 and 2006.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by GT for the Fund's fiscal years ended December 31, 2007 and 2006 for services rendered to the Fund were $0 and $800, respectively.

In addition, the aggregate non-audit fees billed by GT for the Fund's fiscal years ended December 31, 2007 and 2006 for services rendered to Madison, or any entity controlling, controlled by, or under common control with Madison that provides ongoing services to the Fund were $0 and $0, respectively.

Audit Committee's pre-approval policies and procedures

On March 2, 2005, the Audit Committee of the Fund adopted Pre-Approval Policies and Procedures, which are attached to the Audit Committee Charter of the Fund accompanying the Fund's 2006 proxy statement. The Audit Committee of the Fund has approved all audit and non-audit services provided by GT to the Fund, and all non-audit services provided by GT to Madison, or any entity controlling, controlled by, or under common control with  Madison that provides ongoing services to the Fund which are related to the operations of the Fund.

None of the services described above for the Fund's fiscal years ended December 31, 2007 and 2006 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X promulgated by the Securities and Exchange Commission.

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 9
Annual Meeting July 21, 2008

Principal Shareholders

As of June 5, 2008, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund.

"Section 16(a)" Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for Fund's fiscal year ended December 31, 2007, all filings applicable to such persons were completed and filed in a timely manner.

Privacy Policy of the Fund

The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to employees of Madison (and its affiliates) with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Deadline for Shareholder Proposals

Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2009 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Fund at the Fund's principal executive offices by February 10, 2009.  In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 26, 2009.

Madison Strategic Sector Premium Fund                                                                                                                                                                        Page 10
Annual Meeting July 21, 2008

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

(signature)

W. Richard Mason, Secretary of the Fund
June 10, 2008

Proxy - Madison Strategic Sector Premium Fund
550 SCIENCE DRIVE, MADISON, WISCONSIN 53711

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES FOR THE ANNUAL MEETING ON JULY 21, 2008

W. Richard Mason and Greg Hoppe (the “Proxyholders”), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of the Madison Strategic Sector Premium Fund, to be held on Tuesday, July 21, 2008, at 2:30 p.m., Central Time at the offices of the Fund, 550 Science Drive, Madison, Wisconsin 53711, and any adjournments or postponements thereof.

SEE REVERSE SIDE: If you wish to vote in accordance with the Board of Trustees’ recommendations, just sign and date on the reverse side. You need not mark any boxes. Please complete, sign, date and return this proxy card promptly using the enclosed reply envelope.

[Shareholder name and address]

Annual Meeting Proxy Card

Solicited on Behalf of the Board of Trustees

A.  Election of Trustees

1. The Board of Trustees recommends a vote FOR all the nominees listed.

01 - Frank E. Burgess*         For [   ]  Withhold [  ]

02 - Lorence D. Wheeler*    For [   ]  Withhold [  ]

* The Board of Trustees recommends a vote FOR the election of the following Class III trustees of the Madison Strategic Sector Premium Fund to serve until the Fund's 2011 Annual Meeting of Shareholders or until a successor shall have been elected and qualified.

2. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no directions are indicated, the Proxyholders will have authority to vote FOR the electon of each trustee.  In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting.

B. Non-voting items

Change of Address - Please print new address below

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C. Authorized Signatures - This section must be completed for your vote to be counted. - Date and sign below.

Please sign exactly as your name appears herein.  Joint owners should each sign.   When signing as attorny, executor, administrator, trustee or guardian, please give full title

Date (mm/dd/yyyy) - Please print date below

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Signature 1 - Please keep signature within the box

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Signature 2 - Please keep signature within the box

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